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                     BOSTON PARTNERS ASSET MANAGEMENT, L. P.
                                ----------------




                                 BOSTON PARTNERS
                                    LARGE CAP

                                   VALUE FUND

                                 BOSTON PARTNERS

                                     MIDCAP

                                   VALUE FUND

                                 BOSTON PARTNERS
                                    MICRO CAP

                                   VALUE FUND

                                 BOSTON PARTNERS
                                    BOND FUND

                                  Annual Report
                                 August 31, 1998

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                           PORTFOLIO MANAGER'S LETTER

September 15, 1998

Dear Shareholders:

     We are pleased to provide the report on the results of the Boston Partners Large Cap Value, Mid Cap Value, Micro Cap Value and Bond Funds for the six month period ended August 31, 1998. Our objective in each letter will be to update you on the results of the Funds, the stock market, and the economy over the past period and to provide you with our insights as to what you may expect in the future.

PORTFOLIO REVIEW
LARGE CAP VALUE FUND

     At August 31, 1998, the Large Cap Value Fund's Institutional Shares and the Large Cap Value Fund's Investor Shares Net Asset Value performance was as follows:

                                            SIX MONTHS ENDING   SINCE INCEPTION* THROUGH
                                             AUGUST 31, 1998         AUGUST 31, 1998
                                            -----------------   ------------------------
Large Cap Value Fund Institutional Shares       (18.87)%                      6.97%
S&P500 Index(1)                                  (8.10)%                     18.63%
Large Cap Value Fund Investor Shares            (18.88)%                      5.75%
S&P 500 Index(1)                                 (8.10)%                     15.69%

   * Large Cap Value Fund Institutional Shares Inception Date - January 2, 1997
   * Large Cap ValueFund Investor Shares Inception Date - January 16, 1997
(1) The S&P 500 Index is an unmanged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of the Standard and Poor's Corporation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling Boston Partners Asset Management, L.
P. at 1-888-261-4073.

     In July and August 1998, the world economy further proved that a substantial economic earthquake in one part of the world, can generate waves strong enough to shake the entire globe. With the epicenter being the corruption of the Japanese banks which erupted almost one year ago, the turmoil made its way through Russia, South America, and the United States. The U.S. equity markets were hurt through a series of events including insufficient Japanese financial restructuring, worries in the White House, and concerns over corporate earnings.

     For the six months ending August 1998, value-style investing continued to underperform growth-style investing. The underperformance of value investing during a period of downside volatility is not unprecedented; the poor relative performance of low P/E stocks often precedes a business cycle peak by six months and this year it has been exacerbated by the weak performance of finance stocks. In the initial stages of a market sell-off, every stock gets hit with some exceptions such as Utilities, a defensive sector, and the liquid, mega cap securities. As investors move in droves to these defensive assets, Boston Partners believes our portfolios can benefit from the resulting pockets of value left behind from the exodus.

     The market's poor overall performance and, more specifically, the underperformance of the value investment style hurt the Large Cap Value Equity Fund. The Fund also lagged the benchmark because of the "market cap effect." To explain the "market cap effect," it is important to look more closely at the stocks that drove the S&P 500 Index in the third quarter. As in the second quarter, the S&P 500 Index's top decile in market capitalization size ($36 billion and up) drove the index. For example, the top decile in the third quarter of 1998 returned 16.5%. In stark contrast, the smallest market capitalization decile in the S&P 500 Index had a return of -35.8% for the quarter. The largest, large caps were the winners throughout the six months ending August 31, 1998; however, there are signs that the rise of the mega caps may not continue. The Large Cap Value Equity Fund did not hold the mega caps that continued to climb because of their growth-like characteristics. The Fund is built through an individual stock selection process. We look to build the portfolio by investing in companies that offer value and positive business momentum. In managing the Fund, we have found that the stocks that offered the characteristics appropriate to our investment process were stocks in the $10-$20 billion capitalization range. Additionally, the mega cap stocks may have performed well, even as their bottom lines looked grim, partially as a result of the rush of nervous investors into stocks which provide substantial liquidity. However, the once untouchable mega cap stocks are beginning to show signs of weakness with big names such as Coca Cola, General Electric, Gillette and Lucent Technologies posting negative returns for the third quarter of 1998. These mega caps negative returns seem to suggest a change in the trend.

     The Large Cap Value Equity Fund was slightly over weighted in the Finance sector which hurt the overall portfolio; this is in sharp contrast to the sector's performance earlier in the year where Finance was the greatest contributor to the portfolio. Consumer Non-Durables, though negative, helped buoy the portfolio as the strongest performer with the sector return surpassing the index's performance. Some of the contributors to the Fund include: Johnson & Johnson and Abbot Laboratories in the Healthcare sector; American Stores, Albertsons Inc., and Tele-Comm TCI Group in Consumer Services; AT&T Corporation and MCI Communications in Telecommunications, and Niagara Mohawk Power in Energy.

CURRENT OUTLOOK

     While braving the economic earthquake shaking the world economy, Boston Partners is confident that by sticking to our value discipline, we are building and maintaining a portfolio of companies with business foundations strong enough to withstand the tremors. We are building your portfolio based on three fundamentals: companies that are undervalued, have strong business fundamentals, and positive business momentum. The companies in the portfolio are selected for investment because they fit our criteria. As long term investment managers, we believe the portfolio we have built continues to honor our value philosophy. Furthermore, we believe that our philosophy will provide competitive returns over time.

MID CAP VALUE FUND

     At August 31, 1998, the Mid Cap Value Fund's Institutional Shares and the Mid Cap Value Fund's Investor Shares Net Asset Value performance was as follows:

                                              SIX MONTHS ENDING      SINCE INCEPTION*
                                               AUGUST 31, 1998    THROUGH AUGUST 31, 1998
                                              -----------------   -----------------------
Mid Cap Value Fund Institutional Shares               (23.98)%               (3.15)%
Mid Cap Value Fund Investor Shares                    (23.91)%               (3.19)%
Russell 2500 Growth Index(1)                          (24.41)%               (5.74)%

* Mid Cap Value Fund Institutional Shares and Mid Cap Value Investor Shares Inception Date - June 2, 1997
(1) The Russell 2500 Index is an unmanaged Index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of the Frank Russell Company.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling Boston Partners Asset Management, L.
P. at 1-888-261-4073.

     The six months ended August 1998 proved to be another rocky period for mid cap securities. With the Russell 2500 Growth Index and the Russell 2000 Growth Index trailing the S&P 500 Index by 1631 basis points and 1838 basis points respectively, the disheartened milieu that permeated all areas of the market increased as the market cap decreased. The contamination which spread from the Asian economies through Russia and Latin America continued to plague the U.S. markets, and the overall effect hurt smaller capitalization securities which are, by character, more volatile and more sensitive to market mayhem. Fear triggered by substantial corrections throughout the second and third quarters of 1998 sent investors fleeing into the very large, seemingly secure, liquid equity securities. The sell-off has allowed prices to fall; however, the falling prices have also created a climate in which undervalued securities are abundant.

     The Fund's performance can be attributed primarily to good stock selection within Consumer Services, an underweighting in Technology, and an increase in Utilities. Although generally overweighted, we began to trim the finance sector. The trimming of the Finance sector can be attributed primarily to a deterioration in many of the holdings' fundamentals, or a slowing-to-negative business momentum. The Utility sector, a popular "safe haven" during falling markets, was increased due to added investments in companies with strong business fundamentals and positive business momentum. Consumer Non-Durables, an overweighted sector, performed poorly which hurt the portfolio. Similarly, Consumer Durables, a slightly overweighted sector, performed poorly primarily due to major price drops in fundamentally strong companies such as Black & Decker Corporation, Federal Mogul Corporation, Lear Corporation, and Lennar Corporation. Despite the strong fundamentals of these companies, these holdings lost significant ground during the month of August.

     The contributors to the Fund include: Louisiana-Pacific Corporation in Basic Industries; Litton Industries Inc. and Newport News Shipbuilding in Capital Goods; Performance Food Group Co. in Consumer Non-Durables; Valassis Communications Inc. and ShopKo Stores in Consumer Services; and Allergan Inc. in Health Care. Some of the new holding and increased holdings include: Ball Corporation, Clayton Homes Inc., D.R. Horton Inc., Dillard Department Stores Inc., Food Lion, Lear Group, Niagara Mohawk Power Corporation, and Viad Corporation. Some of the portfolio's sells, partial or total, include AMBAC Financial Group, Burlington Coat Factory, First Virginia Banks, and Whirlpool Corporation.

CURRENT OUTLOOK

     Boston Partners does not attempt to time the market, nor can we predict when the market will turn. We do know, however, that the recent market corrections have created substantial buying opportunities, and we plan to take advantage of this positive aspect of a tough market. Additionally, as markets move in cycles, what goes down, should also go up. We strive to hold companies that have laid the groundwork to prosper when the market cycles turns.

     Additionally, because of the volatility in the domestic market, and the trouble in overseas markets, Boston Partners is carefully evaluating all of the Fund's current holdings. We are analyzing the companies' exposure to the troubles overseas. An important fundamental required of our investments is business momentum; therefore, we are continuing to carefully examine our holdings in that respect. In a period of declining corporate profits, it is important to hold companies whose earnings can be readily identified.

     Most importantly, Boston Partners remains committed to strict value investing. We pick stocks individually based on three criteria: value, solid business fundamentals, and positive business momentum. We carefully watch our holdings to be sure that the companies meet these three criteria while held in the Fund. As long term investors, Boston Partners views the market's current drop as an opportunity to find new companies that fulfill our value-driven investment criteria.

MICRO CAP VALUE FUND

     At August 31, 1998, the Micro Cap Value Fund's Institutional Shares and the Micro Cap Value Fund's Investor Shares Net Asset Value performance was as follows:

                                                           SINCE INCEPTION*
                                                        THROUGH AUGUST 31, 1998
                                                        -----------------------
Micro Cap Value Fund Institutional Shares                       (23.80)%
Micro Cap Value Fund Investor Shares                            (23.70)%
Russell 2000 Growth Index(1)                                    (25.94)%

* Micro Cap Value Fund Institutional Shares and Micro Cap Value Investor Shares Inception Date - July 1, 1998
(1) The Russell 2000 Growth Index is an unmanged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of the Frank Russell Company.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling Boston Partners Asset Management, L.
P. at 1-888-261-4073.

     In July and August 1998, the corruption of the Asian economies contaminated economies worldwide. From mega capitalizations to micro capitalizations, the disparity across the broad market was tremendous. It was apparent that the more volatile, smaller capitalization securities responded more dramatically to the down market. As the small caps fell, so went the micro caps. The first two months for the Boston Partners' Micro Cap Value Fund were difficult.

     At the inception of the Micro Cap Value Fund, we built a value-based portfolio of companies with solid business fundamentals and positive business momentum. For the first two months, the portfolio was overweighted in the financial sector, a sector where we found attractive valuations and sound business momentum. However, from the very large companies to the small, the financial sector underperformed expectations as it was effected by overseas problems and domestic worries. The portfolio was underweighted in Technology as we found a general slowing of business momentum throughout the sector, and therefore, few companies could fulfill our investment criteria. Despite especially difficult market conditions, the Micro Cap Value Fund maintains a portfolio with long term inherent value. With the average weighted price to book ratio at 1.1x, and the price to earning ratio at 10.6x, the portfolio is true to our value investing style.

     In the Consumer Service sector, Boston Partners' Micro Cap Value Fund is finding select undervalued companies with strong fundamentals in the retail industry. Catherine's Stores Corporation, a specialized women's clothing retailer, sells at 72% of book value, and 9x earnings. As a result of changes in merchandise and a strong marketing campaign, Catherine's Stores Corporation has continued to beat estimates in 1998 and same store sales have grown in excess of 9%. Catherine's Stores fulfills our investing criteria substantially; it is a company with strong fundamentals and positive business momentum. In the Consumer Durables sector, M/I Schottenstein, a homebuilder located in the mid-west, was selling at 1.2x book value, and 7x earnings as of August 31, 1998. The company has surpassed earnings estimates this year as the company's strong business fundamentals led the company to benefit from a boost in the home building industry. Both Catherine's Stores and M/I Schottenstein are in the Fund's top ten holdings.

CURRENT OUTLOOK

     Boston Partners' Micro Cap Value Fund remains committed to strict value investing. We pick stocks individually based on three criteria: value, solid business fundamentals, and positive business momentum. We carefully watch our holdings to be sure that the companies in the Fund meet these three criteria. As long term investors, Boston Partners views the market's current drop as an opportunity to find new companies that fulfill our value-driven investment criteria. Within the Micro Cap universe, we expect to find value in companies that we believe will withstand down markets and prosper when the market cycle reverses.

BOND FUND

     At August 31, 1998, the Bond Fund's Institutional Shares and the Bond Fund's Investor Shares Net Asset Value performance was as follows:

                                   SIX MONTHS ENDING   SINCE INCEPTION* THROUGH
                                    AUGUST 31, 1998         AUGUST 31, 1998
                                   -----------------   ------------------------
Bond Fund Institutional Shares           3.11%                   4.79%
Bond Fund Investor Shares                3.00%                   4.63%
Lehman Aggregate Index(1)                4.58%                   5.84%

*    Bond Fund Institutional Shares and Bond Fund Investor Shares Inception Date
     - December 30, 1997
(1) The Lehman Aggregate Index is an unmanged index (with no defined investment objective) containing fixed rate debt securities rated investment grade or higher by Moody's Investors Service, Standard & Poors Corporation, or Fitch Investors Service, in that order. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index is a registered trademark of the Lehman Brothers, Inc.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling Boston Partners Asset Management, L.
P. at 1-888-261-4073.

     The flight to quality seen early in the year, escalated with a vengeance during July and August 1998. While U.S. Treasury rates dropped to record lows, producing large price gains, interest rates on emerging market and lower quality high yield issues moved higher, producing large losses for the holders of such debt. The spark was a moratorium on debt payments in Russia, and the damage spread to Latin America and ultimately to most lower quality and/or less liquid debt issues worldwide. As a result, Treasury prices vaulted higher and nearly all other sectors lagged during the quarter.

     Turmoil in overseas markets rippled through U.S. financial markets, hurting leveraged entities such as banks, broker dealers, and hedge funds. Stock prices fell. With Treasuries yielding less than the Federal Funds rate, the market was anticipating a rate cut (which did occur in September). While the rapid drop in Treasury rates and weakness in corporate debt issues appear at odds with an economy humming along at full employment, the market is discounting much worse. The sharp drop in new issues for both equities and bonds and general absence of liquidity could make this self-fulfilling. The higher cost of borrowing, for example, will hurt Latin America countries, boosting their fiscal deficits, pressuring their currencies, further slowing their economies, inhibiting external investment, and creating a vicious circle. In this troubled environment Treasuries have been the safe haven.

CURRENT OUTLOOK

     As a result of the realignment of prices and risk premiums throughout the bond market, we have adjusted portfolios but not our overall strategies. We remain overweighted in the corporate and mortgage sectors and have thereby increased the yield advantage over our benchmarks. The adjustments involve upgrading quality and liquidity in our corporate segment and moving down in mortgage coupon in the mortgage segment in order to limit prepayment risk. Our portfolios remain duration and yield curve neutral. These moves have helped our performance.

     The views of the Funds' management are as of the date of the letters and portfolio holdings described in this annual report are as of August 31, 1998. These views and portfolio holdings may have changed subsequent to these dates. Nothing in this annual report is a recommendation to purchase or sell securities.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in
         Boston Partners Large Cap Value Institutional Class (1)(2) vs.
                              S&P 500 Stock Index

          Large Cap Value Fund --            S&P 500
            Institutional Class            Stock Index
--------------------------------------------------------------------------------
1/2/97             10,000                    10,000
2/28/97            10,620                    10,708
5/31/97            11,360                    11,543
8/31/97            12,460                    12,291
11/30/97           12,810                    13,112
2/28/98            13,786                    14,458
5/31/98            13,828                    15,088
8/31/98            11,185                    13,288

Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                             Total Returns

                                               One Year Ended        Average
                                               August 31, 1998      Annual(3)
                                               ---------------      ---------
Large Cap Value Fund -- Institutional Class        (10.23%)            6.97%
S&P 500 Stock Index                                  8.11%            18.64%
--------------------------------------------------------------------------------

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) Aggregate return for the period January 2, 1997 (commencement of operations) through August 31, 1998.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in Boston Partners Large Cap Value Investor Class (1)(2) vs. S&P 500 Stock Index

                   Large Cap Value Fund --            S&P 500
                      Investor Class                Stock Index
--------------------------------------------------------------------------------
01/16/97                   10,000                      10,000
02/28/97                   10,412                      10,300
05/31/97                   11,127                      11,103
08/31/97                   12,206                      11,823
11/30/97                   12,549                      12,612
2/28/98                    13,500                      13,907
5/31/98                    13,551                      14,513
8/31/98                    10,951                      12,781

Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                             Total Returns

                                               One Year Ended        Average
                                               August 31, 1998      Annual(3)
                                               ---------------      ---------
Large Cap Value Fund -- Investor Class             (10.28%)            5.75%
S&P 500 Stock Index                                  8.11%            16.30%
--------------------------------------------------------------------------------

---------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) Aggregate return for the period January 16, 1997 (commencement of operations) through August 31, 1998.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in Boston Partners Mid Cap Value Institutional Class (1)(2) vs. Russell 2500 Index

                    Mid Cap Value Fund --            S&P 500
                     Institutional Class            Stock Index
--------------------------------------------------------------------------------
6/3/97                     10,000                     10,000
8/31/97                    11,010                     11,172
11/30/97                   11,240                     11,420
2/28/98                    12,632                     12,289
5/31/98                    12,857                     12,280
8/31/98                     9,604                      9,290

Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                             Total Returns

                                               One Year Ended        Average
                                               August 31, 1998      Annual(3)
                                               ---------------      ---------
Mid Cap Value Fund -- Institutional Class          (12.73%)          (3.15%)
Russell 2500 Index                                 (16.84%)          (5.74%)
--------------------------------------------------------------------------------

--------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) Aggregate return for the period June 2, 1997 (commencement of operations) through August 31, 1998.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

             Comparison of Change in Value of $10,000 investment in Boston Partners Mid Cap Value Investor Class (1)(2) vs. Russell 2500 Index

                    Mid Cap Value Fund --            S&P 500
                       Investor Class              Stock Index
--------------------------------------------------------------------------------
6/3/97                     10,000                    10,000
8/31/97                    11,010                    11,172
11/30/97                   11,240                    11,420
2/28/98                    12,632                    12,289
5/31/98                    12,857                    12,280
8/31/98                     9,604                     9,290

Past performance is not predictive of future performance

--------------------------------------------------------------------------------
                             Total Returns

                                               One Year Ended        Average
                                               August 31, 1998      Annual(3)
                                               ---------------      ---------
Mid Cap Value Fund -- Investor Class               (12.77%)          (3.19%)
Russell 2500 Index                                 (16.84%)          (5.74%)
--------------------------------------------------------------------------------

-----------------
(1) The chart assumes a hypothetical $10,000 initial investment in the Fund and reflects all Fund expenses.Investors should note that the Fund is an aggressively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.
(2) Boston Partners Asset Management L.P. waived a portion of its advisory fee and voluntarily agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3) Aggregate return for the period June 2, 1997 (commencement of operations) through August 31, 1998.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
COMMON STOCK--98.0%
AEROSPACE/DEFENSE--3.9%
   Litton Industries, Inc.* ......................         15,680     $  752,640
   Lockheed Martin Corp. .........................          8,300        725,731
   Northrop Grumman Corp. ........................         11,225        711,384
                                                                      ----------
                                                                       2,189,755
                                                                      ----------
AIR TRANSPORT--2.0%
   Delta Air Lines, Inc. .........................         11,200      1,142,400
                                                                      ----------
AUTOMOBILE-MANUFACTURING--3.4%
   Chrysler Corp. ................................          9,100        406,087
   Fiat SpA ......................................         16,600        253,150
   Ford Motor Co. ................................         29,100      1,280,400
                                                                      ----------
                                                                       1,939,637
                                                                      ----------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--1.4%
   Federal-Mogul Corp. ...........................          9,900        528,413
   Lear Corp.* ...................................          6,900        279,881
                                                                      ----------
                                                                         808,294
                                                                      ----------
BANKS & SAVINGS & LOANS--3.4%
   Chase Manhattan Corp. .........................         10,300        545,900
   First Union Corp. .............................          8,900        431,650
   PNC Bank Corp. ................................          6,000        258,000
   Republic New York Corp. .......................         17,200        709,500
                                                                      ----------
                                                                       1,945,050
                                                                      ----------
BROKERAGE SERVICES--2.1%
   Bear Stearns Companies, Inc. ..................         13,200        487,575
   Lehman Brothers Holdings, Inc. ................          3,700        145,688
   Morgan Stanley, Dean Witter & Co. .............          9,900        574,819
                                                                      ----------
                                                                       1,208,082
                                                                      ----------
BUILDING PRODUCTS--0.4%
   Clayton Homes, Inc. ...........................         13,000        200,687
                                                                      ----------
CHEMICALS--1.3%
   Agrium, Inc. ..................................         54,080        456,300
   Union Carbide Corp. ...........................          7,600        305,425
                                                                      ----------
                                                                         761,725
                                                                      ----------

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
COMPUTERS--4.8%
   Compaq Computer Corp. .......................          31,100      $  868,856
   International Business Machines
     Corp. .....................................           9,800       1,103,725
   Wang Laboratories, Inc.* ....................          39,030         761,085
                                                                      ----------
                                                                       2,733,666
                                                                      ----------
CONSTRUCTION & BUILDING MATERIALS--1.8%
   Ingersoll-Rand Co. ..........................          19,400         771,150
   MacMillan Bloedel Ltd. ......................          30,800         234,850
                                                                      ----------
                                                                       1,006,000
                                                                      ----------
CONSUMER DURABLES--1.4%
   Whirlpool Corp. .............................          15,900         789,037
                                                                      ----------
DIVERSIFIED--0.5%
   Fortune Brands, Inc. ........................           9,730         268,183
                                                                      ----------
ELECTRIC UTILITIES--3.6%
   Niagara Mohawk Power Corp.* .................          35,000         542,500
   Southern Co. ................................          20,600         579,375
   Unicom Corp. ................................          25,100         894,187
                                                                      ----------
                                                                       2,016,062
                                                                      ----------
ENTERTAINMENT--0.5%
   Harrah's Entertainment, Inc.* ...............          21,000         303,187
                                                                      ----------
ENVIRONMENTAL SERVICES--3.3%
   Waste Management, Inc.* .....................          42,392       1,870,547
                                                                      ----------
FERTILIZERS--0.7%
   IMC Global, Inc. ............................          21,000         385,875
                                                                      ----------
FINANCIAL SERVICES--8.1%
   Ambac Financial Group, Inc. .................           6,856         323,517
   Fannie Mae ..................................          27,365       1,554,674
   Freddie Mac .................................          17,200         679,400
   SLM Holding Corp. ...........................          12,000         430,500
   Travelers Group, Inc. .......................          37,170       1,649,419
                                                                      ----------
                                                                       4,637,510
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
FOOD & BEVERAGE--4.1%
   Albertson's, Inc. ...........................          15,600      $  788,775
   American Stores Co. .........................          21,700         629,300
   Anheuser-Busch Co., Inc. ....................           9,900         456,638
   Food Lion, Inc., Class A ....................          46,900         483,656
                                                                      ----------
                                                                       2,358,369
                                                                      ----------
HEALTHCARE--2.0%
   Columbia/HCA Healthcare Corp. ...............          28,800         649,800
   Foundation Health Systems, Inc.,
     Class A* ..................................          25,000         279,688
   Quorum Health Group, Inc.* ..................          10,600         201,400
                                                                      ----------
                                                                       1,130,888
                                                                      ----------
HOTELS--0.3%
   Meristar Hospitality Corp.* .................          10,030         169,256
                                                                      ----------
INSURANCE--13.1%
   Ace, Ltd. ...................................          23,395         678,455
   Allmerica Financial Corp. ...................          25,080       1,495,395
   Allstate Corp. ..............................          35,600       1,335,000
   Everest Reinsurance Holdings, Inc. ..........          24,300         850,500
   Hartford Financial Services
     Group, Inc. ...............................          10,560         472,560
   Loews Corp. .................................          18,350       1,548,281
   PartnerRe Ltd. ..............................          13,775         554,444
   Renaissance Re Holdings Ltd. ................          12,000         502,500
                                                                      ----------
                                                                       7,437,135
                                                                      ----------
OIL SERVICES--6.8%
   British Petroleum Co. PLC ...................           8,677         634,506
   Elf Aquitaine SA ............................          10,570         516,609
   Royal Dutch Petroleum Co. ...................          17,800         707,550
   Sun Co., Inc. ...............................          18,800         621,575
   Tosco Corp. .................................          38,105         838,310
   Total SA ....................................          11,400         547,913
                                                                      ----------
                                                                       3,866,463
                                                                      ----------
PAPER & FOREST PRODUCTS--0.7%
   Fort James Corp. ............................          14,700         428,138
                                                                      ----------
PHARMACEUTICALS--2.2%
   Abbott Laboratories .........................          24,300         935,550
   Johnson & Johnson ...........................           4,700         324,300
                                                                      ----------
                                                                       1,259,850
                                                                      ----------
                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
PUBLISHING COMPANIES--2.3%
   Harcourt General, Inc. ......................          26,600      $1,291,763
                                                                      ----------
REAL ESTATE--0.9%
   Equity Inns, Inc. ...........................          10,000         100,000
   Mid-America Apartment
     Communities, Inc. .........................           2,420          55,660
   Prentiss Property Trust .....................           8,240         184,370
   RFS Hotel Investors, Inc. ...................          12,340         169,675
                                                                      ----------
                                                                         509,705
                                                                      ----------
RESTAURANTS--0.7%
   McDonald's Corp. ............................           7,200         403,650
                                                                      ----------
RETAIL-DEPARTMENT STORE--3.1%
   Dillard's Inc., Class A .....................          18,300         528,413
   Federated Department Stores, Inc.* ..........          28,100       1,224,106
                                                                      ----------
                                                                       1,752,519
                                                                      ----------
RETAIL TRADE--0.1%
   Venator Group, Inc.* ........................           6,900          62,531
                                                                      ----------
TELECOMMUNICATIONS--13.6%
   Ameritech Corp. .............................          30,700       1,446,738
   AT&T Corp. ..................................          19,600         982,450
   Chris-Craft Industries, Inc.* ...............          10,670         444,139
   GTE Corp. ...................................           9,000         450,000
   MCI Communications Corp. ....................          25,600       1,280,000
   Sprint Corp. ................................          15,700       1,052,881
   Tele Danmark A/S ............................           6,600         339,900
   Tele-Communications, Inc.,
     Class A* ..................................          17,800         587,400
   Telecomunicacoes Brasileiras SA* ............          12,500         897,656
   Telefonos de Mexico SA, Class L .............           6,400         228,400
                                                                      ----------
                                                                       7,709,564
                                                                      ----------
TEXTILES & APPAREL--1.6%
   Liz Claiborne, Inc. .........................          15,400         438,900
   Warnaco Group, Inc. .........................          17,700         482,325
                                                                      ----------
                                                                         921,225
                                                                      ----------
TOBACCO--3.9%
   Philip Morris Companies, Inc. ...............          53,100       2,206,969
                                                                      ----------
     TOTAL COMMON STOCK
       (Cost $67,282,147) ......................                      55,713,722
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1998

                                                            PAR
                                                           (000)         VALUE
                                                         ---------    ----------
SHORT-TERM INVESTMENT--1.9%
   Rodney Square Cash Reserve
     5.10% 09/01/98 ........................             1,105       $ 1,105,138
                                                                     -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $1,105,138) ...................                           1,105,138
                                                                     -----------
TOTAL INVESTMENTS--99.9%
   (Cost $68,387,285) ......................                          56,818,860
                                                                     -----------
ASSETS IN EXCESS OF
   OTHER LIABILITIES--0.1% .................                              54,616
                                                                     -----------
NET ASSETS--100.0% .........................                         $56,873,476
                                                                     ===========
* Non-income producing

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
COMMON STOCK--100.5%
AEROSPACE/DEFENSE--2.5%
   Coltec Industries, Inc.* ......................         24,000     $  345,000
   Litton Industries, Inc.* ......................         28,956      1,389,888
                                                                      ----------
                                                                       1,734,888
                                                                      ----------
AUTOMOBILE-MANUFACTURING--0.5%
   Fiat SpA ......................................         24,600        375,150
                                                                      ----------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--5.6%
   Federal-Mogul Corp. ...........................         39,033      2,083,386
   Lear Corp.* ...................................         25,900      1,050,569
   Tower Automotive, Inc.* .......................         41,200        754,475
                                                                      ----------
                                                                       3,888,430
                                                                      ----------
BANKS AND SAVINGS & LOANS--3.6%
   Commercial Federal Corp. ......................         28,114        618,508
   Golden State Bancorp, Inc.* ...................         48,000        762,000
   Long Island Bancorp, Inc. .....................         29,100      1,091,250
                                                                      ----------
                                                                       2,471,758
                                                                      ----------
BUILDING & BUILDING MATERIALS--1.0%
   Eagle Hardware & Garden, Inc.* ................         32,200        688,275
                                                                      ----------
BUILDING PRODUCTS--2.5%
   Clayton Homes, Inc. ...........................         61,000        941,687
   Lennar Corp. ..................................         45,600        826,500
                                                                      ----------
                                                                       1,768,187
                                                                      ----------
COMMERCIAL BANKS--3.7%
   Compass Bancshares, Inc. ......................         16,700        551,100
   First Virginia Banks, Inc. ....................         32,594      1,401,542
   Hibernia Corp. ................................         44,000        594,000
                                                                      ----------
                                                                       2,546,642
                                                                      ----------
COMPUTERS--3.2%
   Compaq Computer Corp. .........................         28,700        801,806
   CompUSA, Inc.* ................................         33,500        397,812
   Quantum Corp.* ................................         30,900        353,419
   The Learning Company, Inc.* ...................         38,000        672,125
                                                                      ----------
                                                                       2,225,162
                                                                      ----------

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
CONSTRUCTION & BUILDING MATERIALS--1.0%
   D.R. Horton, Inc. ...........................          27,000      $  432,000
   MacMillan Bloedel Ltd. ......................          30,500         232,562
                                                                      ----------
                                                                         664,562
                                                                      ----------
CONSUMER PRODUCTS & SERVICES--3.3%
   Black & Decker Corp. ........................          28,300       1,177,987
   Sherwin-Williams Co. ........................          47,900       1,143,612
                                                                      ----------
                                                                       2,321,599
                                                                      ----------
CONTAINERS--1.8%
   Ball Corp. ..................................          17,900         669,013
   Stone Container Corp.* ......................          55,000         574,062
                                                                      ----------
                                                                       1,243,075
                                                                      ----------
DIVERSIFIED--2.7%
   Viad Corp. ..................................          89,230       1,851,522
                                                                      ----------
ELECTRIC UTILITIES--10.1%
   DTE Energy Co. ..............................          37,400       1,575,475
   GPU, Inc. ...................................          30,200       1,134,388
   Kansas City Power & Light Co. ...............          18,800         534,625
   New England Electric System .................          20,800         839,800
   Niagara Mohawk Power Corp.* .................          75,900       1,176,450
   PP&L Resources, Inc. ........................          35,700         841,181
   Sierra Pacific Resources ....................          24,800         906,750
                                                                      ----------
                                                                       7,008,669
                                                                      ----------
ELECTRONICS--1.6%
   Advanced Micro Devices, Inc.* ...............          21,300         280,894
   Varian Associates, Inc. .....................          23,700         807,281
                                                                      ----------
                                                                       1,088,175
                                                                      ----------
ENTERTAINMENT--1.8%
   Harrah's Entertainment, Inc.* ...............          38,600         557,288
   Midway Games, Inc.* .........................          70,300         663,456
                                                                      ----------
                                                                       1,220,744
                                                                      ----------
FINANCIAL SERVICES--0.7%
   Coast Federal Litigation Contingent
     Payment Rights Trust* .....................          48,600         489,037
                                                                      ----------
    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
FOOD & BEVERAGE--6.0%
   American Stores Co. .........................          30,600      $  887,400
   Aurora Foods, Inc.* .........................          46,200         672,788
   International Home Foods, Inc.* .............          50,000         837,500
   Ralcorp Holdings, Inc.* .....................          65,800       1,270,763
   Richfood Holdings, Inc. .....................          23,000         472,938
                                                                      ----------
                                                                       4,141,389
                                                                      ----------
HEALTHCARE--4.0%
   C.R. Bard, Inc. .............................          25,400         831,850
   Foundation Health Systems, Inc.,
     Class A* ..................................          31,600         353,525
   NovaCare, Inc.* .............................         115,500         844,594
   Quorum Health Group, Inc.* ..................          37,700         716,300
                                                                      ----------
                                                                       2,746,269
                                                                      ----------
INDUSTRIAL GOODS & MATERIALS--1.1%
   Harsco Corp. ................................          21,500         788,781
                                                                      ----------
INSURANCE--10.0%
   Allmerica Financial Corp. ...................          56,700       3,380,738
   Everest Reinsurance Holdings, Inc. ..........          38,292       1,340,220
   Old Republic International Corp. ............          54,442       1,214,737
   ReliaStar Financial Corp. ...................          26,500       1,040,125
                                                                      ----------
                                                                       6,975,820
                                                                      ----------
LUMBER & BUILDING SUPPLIES--1.7%
   Louisiana-Pacific Corp. .....................          62,065       1,171,477
                                                                      ----------
METALS & MINING--0.6%
   Trinity Industries, Inc. ....................          12,900         390,225
                                                                      ----------
OIL SERVICES--1.3%
   Tosco Corp. .................................          30,000         660,000
   Valero Energy Corp. .........................          14,209         253,986
                                                                      ----------
                                                                         913,986
                                                                      ----------
PHARMACEUTICALS--4.5%
   Allergan, Inc. ..............................          52,200       2,466,450
   IVAX Corp.* .................................          88,800         688,200
                                                                      ----------
                                                                       3,154,650
                                                                      ----------

                                                         NUMBER
                                                        OF SHARES        VALUE
                                                        ---------     ----------
PUBLISHING & INFORMATION SERVICES--2.2%
   Valassis Communications, Inc.* ..............          51,500      $1,535,344
                                                                      ----------
RESTAURANTS--0.8%
   Tricon Global Restaurants, Inc.* ............          14,400         533,700
                                                                      ----------
RETAIL-APPAREL--1.4%
   Burlington Coat Factory
     Warehouse Corp. ...........................          45,689         962,325
                                                                      ----------
RETAIL-DEPARTMENT STORE--4.1%
   Dillard's Inc., Class A .....................          48,800       1,409,100
   Harcourt General, Inc. ......................          30,400       1,476,300
                                                                      ----------
                                                                       2,885,400
                                                                      ----------
RETAIL-DISCOUNT--6.5%
   BJ's Wholesale Club, Inc.* ..................          80,511       2,717,246
   ShopKo Stores, Inc.* ........................          71,094       1,826,227
                                                                      ----------
                                                                       4,543,473
                                                                      ----------
RETAIL-TRADE--1.3%
   Maxim Group, Inc.* ..........................          47,200         879,100
                                                                      ----------
SECURITY SERVICES--1.3%
   Pittston Brink's Group ......................          28,670         899,521
                                                                      ----------
SHIPBUILDING--1.1%
   Newport News Shipbuilding, Inc. .............          33,300         782,550
                                                                      ----------
TEXTILES & APPAREL--7.0%
   Fruit of the Loom, Inc.* ....................          31,000         695,563
   Liz Claiborne, Inc. .........................          57,400       1,635,900
   Shaw Industries, Inc. .......................          80,700       1,220,588
   Warnaco Group, Inc. .........................          47,800       1,302,550
                                                                      ----------
                                                                       4,854,601
                                                                      ----------
     TOTAL COMMON STOCK
       (Cost $85,793,161) ......................                      69,744,486
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1998

                                                       PAR
                                                      (000)          VALUE
                                                    ---------      ----------
SHORT-TERM INVESTMENT--1.5%
   Rodney Square Cash Reserve
     5.10% 09/01/98 .......................             1,019      $  1,018,987
                                                                   ------------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $1,018,987) ..................                           1,018,987
                                                                   ------------
TOTAL INVESTMENTS--102.0%
   (Cost $86,812,148) .....................                          70,763,473
                                                                   ------------
LIABILITIES IN EXCESS OF
   OTHERASSETS--(2.0%) ....................                          (1,367,089)
                                                                   ------------
NET ASSETS--100.0% ........................                        $ 69,396,384
                                                                   ============
* Non-income producing

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
COMMON STOCK--96.2%
AEROSPACE/DEFENSE--0.7%
   Fairchild Corp.* ..............................            600        $ 8,325
                                                                         -------
AGRICULTURAL PRODUCTS--0.7%
   Sylvan, Inc.* .................................            600          8,550
                                                                         -------
AUTOMOBILE-MANUFACTURING--0.5%
   Durakon Industries, Inc. * ....................            700          6,650
                                                                         -------
AUTOMOTIVE--3.7%
   Group 1 Automotive, Inc.* .....................          1,000         11,875
   Sonic Automotive, Inc.* .......................            700         12,906
   Smart Choice Automotive Group,
     Inc.* .......................................          1,000          4,875
   Strattec Security Corp.* ......................            600         16,650
                                                                         -------
                                                                          46,306
                                                                         -------
BUILDING & BUILDING MATERIALS--1.5%
   Drew Industries, Inc.* ........................            600          7,125
   U. S. Home Corp.* .............................            400         11,325
                                                                         -------
                                                                          18,450
                                                                         -------
BUSINESS SERVICES--6.1%
   Day Runner, Inc.* .............................            400          6,850
   Ennis Business Forms, Inc. ....................          1,600         16,100
   Merrill Corp. .................................          1,100         21,862
   Navigant International, Inc.* .................          1,600          9,500
   RemedyTemp, Inc.* .............................          1,000         22,375
                                                                         -------
                                                                          76,687
                                                                         -------
CHEMICALS--0.8%
   Aceto Corp. ...................................            700          9,537
                                                                         -------
COMMUNICATIONS & MEDIA--0.6%
   @Entertainment, Inc.* .........................            800          7,000
                                                                         -------
COMPUTERS, SOFTWARE & SERVICES--2.8%
   MicroAge, Inc.* ...............................          1,100         13,337
   Periphonics Corp.* ............................            600          3,075
   Project Software & Development,
     Inc.* .......................................            600          8,625
   Software Spectrum, Inc.* ......................            600          9,375
                                                                         -------
                                                                          34,412
                                                                         -------
                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
CONSTRUCTION & BUILDING MATERIALS--4.9%
   American Residential Services,
     Inc.* .........................................           700       $ 4,287
   Beazer Homes USA, Inc.* .........................           600        12,825
   Group Maintenance America Corp.* ................           900        12,319
   M/I Schottenstein Homes, Inc. ...................         1,600        31,800
                                                                         -------
                                                                          61,231
                                                                         -------
CONSUMER SERVICES--1.5%
   Veterinary Centers of America, Inc.* ............         1,100        18,150
                                                                         -------
DISTRIBUTION--4.4%
   Advanced Marketing Services, Inc. ...............           400         6,550
   Allou Health and Beauty, Inc.* ..................         1,500         7,219
   French Fragrances, Inc.* ........................         1,000         6,250
   Jean Phillipe Fragrances, Inc.* .................         3,900        27,300
   SCP Pool Corp.* .................................           600         7,350
                                                                         -------
                                                                          54,669
                                                                         -------
DIVERSIFIED--0.9%
   Chemed Corp. ....................................           400        11,775
                                                                         -------
ELECTRIC PRODUCTS--0.5%
   Align-Rite International, Inc.* .................           600         5,925
                                                                         -------
ELECTRONICS--4.2%
   NU Horizons Electronics Corp.* ..................         3,700        15,031
   Optek Technology, Inc.* .........................         1,700        28,794
   Pioneer-Standard Electronics, Inc. ..............         1,100         8,319
                                                                         -------
                                                                          52,144
                                                                         -------
ENERGY--1.3%
   Calpine Corp.* ..................................           900        16,706
                                                                         -------
ENGINEERING & CONSTRUCTION--0.7%
   URS Corp.* ......................................           600         8,250
                                                                         -------
FINANCIAL SERVICES--10.2%
   American Captial Strategies Ltd. ................           700         8,312
   Anthracite Capital, Inc. ........................         1,500        14,531
   Apex Mortgage Capital, Inc. .....................         1,100        11,412
   Bank Plus Corp.* ................................         1,000         7,625
   Chastain Capital Corp. ..........................         1,100        11,550

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
FINANCIAL SERVICES--(CONTINUED)
   Coast Federal Litigation Contingent
     Payment Rights Trust* .......................          1,800       $ 18,112
   First Sierra Financial, Inc.* .................            900         14,062
   ITLA Capital Corp.* ...........................            300          5,250
   Local Financial Corp.* ........................            600          5,175
   Long Beach Financial Corp.* ...................          2,500         20,000
   Phoenix Investment Partners Ltd. ..............          1,000          6,625
   Richmond County Financial Corp. ...............            400          4,750
                                                                        --------
                                                                         127,404
                                                                        --------
FOOD & BEVERAGE--1.1%
   J & J Snack Foods Corp.* ......................            900         14,175
                                                                        --------
HEALTHCARE--1.1%
   American HomePatient, Inc.* ...................            400          2,450
   ICU Medical, Inc.* ............................            500          6,375
   National Dentex Corp.* ........................            300          4,800
                                                                        --------
                                                                          13,625
                                                                        --------
INDUSTRIAL GOODS & MATERIALS--4.3%
   Federal Screw Works ...........................            100          5,000
   K-Tron International, Inc.* ...................            400          7,050
   National Presto Industries, Inc. ..............            300         11,006
   O.I. Corp.* ...................................          2,100          9,450
   Quixote Corp. .................................          1,700         21,463
                                                                        --------
                                                                          53,969
                                                                        --------
INSURANCE--14.6%
   ARM Financial Group, Inc., Class A ............            700         10,150
   Centris Group, Inc. (The) .....................          1,100         10,313
   Chartwell Re Corp. ............................            400         10,525
   ESG Re Ltd. ...................................          1,000         17,375
   Farm Family Holdings, Inc.* ...................            600         18,450
   Financial Industries Corp.* ...................            900         13,950
   Highlands Insurance Group, Inc.* ..............          1,400         17,500
   Insurance Auto Auctions, Inc.* ................          2,500         30,781
   Intercargo Corp. ..............................            600          6,000
   Motor Club of America, Inc.* ..................            900         11,025
   Nymagic, Inc. .................................            300          6,525
   Risk Capital Holdings, Inc.* ..................            900         19,575
   Stewart Information Services Corp. ............            200         10,425
                                                                        --------
                                                                         182,594
                                                                        --------
                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
OFFICE EQUIPMENT & SUPPLIES--0.9%
   Kentek Information Systems, Inc. ..............          1,700       $ 10,838
                                                                        --------
OIL SERVICES--4.6%
   Berry Petroleum Co., Class A ..................            400          4,900
   Giant Industries, Inc. ........................          1,500         20,250
   Lufkin Industries, Inc. .......................            700         16,144
   Mallon Resources Corp.* .......................          1,100          9,075
   Swift Energy Co.* .............................            400          3,525
   Unit Corp.* ...................................          1,000          4,125
                                                                        --------
                                                                          58,019
                                                                        --------
RAILROADS--0.4%
   RailAmerica, Inc.* ............................          1,000          5,313
                                                                        --------
REAL ESTATE--5.2%
   AMRESCO Capital Trust, Inc. ...................          1,100         11,825
   Annaly Mortgage Management, Inc. ..............            700          5,075
   Capital Automotive REIT .......................          2,200         26,675
   Ocwen Asset Investment Corp. ..................            900          8,775
   Storage Trust Realty Co. ......................            600         13,013
                                                                        --------
                                                                          65,363
                                                                        --------
RESTAURANTS, HOTELS & GAMING--0.9%
   Jackpot Enterprises, Inc.* ....................          1,100         10,863
                                                                        --------
RETAIL/SPECIALTY PRODUCTS--2.6%
   Drypers Corp.* ................................          4,800         15,600
   Gibson Greetings, Inc. ........................            900         17,494
                                                                        --------
                                                                          33,094
                                                                        --------
RETAIL TRADE--11.1%
   Barbeques Galore Ltd.* ........................          2,000         10,000
   Brookstone, Inc.* .............................            600          6,450
   Carr Gottstein Foods Co.* .....................          2,000         21,875
   Catherine's Stores Corp.* .....................          4,300         33,325
   Chromcraft Revington, Inc.* ...................            400          7,050
   Finish Line, Inc.* ............................          1,100          9,488
   HomeBase, Inc.* ...............................          2,700         16,538
   Jan Bell Marketing, Inc.* .....................          2,200         11,550
   Lechters Corp.* ...............................          3,100          9,106
   Midas, Inc. ...................................            600         13,575
                                                                        --------
                                                                         138,957
                                                                        --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
STEEL--0.4%
   Schnitzer Steel Industries, Inc.,
     Class A ...................................             300       $   4,500
                                                                       ---------
TEXTILES & APPAREL--2.4%
   Dan River, Inc., Class A* ...................             900          11,756
   Fab Industries, Inc. ........................             400           9,200
   K-Swiss, Inc. ...............................             400           8,875
                                                                       ---------
                                                                          29,831
                                                                       ---------
TRANSPORTATION--0.6%
   Pittston BAX Group, Inc. ....................           1,000           7,938
                                                                       ---------
     TOTAL COMMON STOCK
       (Cost $1,549,824) .......................                       1,201,250
                                                                       ---------
WARRANTS--2.3%
   Golden State Bancorp* .......................           6,450          29,025
                                                                       ---------
     TOTAL WARRANTS
       (Cost $33,685) ..........................                          29,025
                                                                       ---------
                                                          PAR
                                                         (000)           VALUE
                                                         -------     -----------
SHORT-TERM INVESTMENT--0.5%
   Rodney Square Cash Reserve
     5.10% 09/01/98 ..........................                6       $    6,076
                                                                      ----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $6,076) .........................                             6,076
                                                                      ----------
TOTAL INVESTMENTS--99.0%
   (Cost $1,589,585) .........................                         1,236,351
                                                                      ----------
ASSETS IN EXCESS OF
   OTHER LIABILITIES--1.0% ...................                            12,077
                                                                      ----------
NET ASSETS--100.0% ...........................                        $1,248,428
                                                                      ==========
* Non-income producing

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31, 1998

                                                          NUMBER
                                                         OF SHARES       VALUE
                                                         ---------    ----------
PREFERRED STOCK--4.7%
INDUSTRIAL GOODS & MATERIALS--1.2%
   Amcor Ltd. (Australia) ......................           4,000        $191,000
                                                                        --------
REAL ESTATE--3.5%
   Crescent Real Estate ........................          10,100         179,906
   Equity Residential Properties ...............          10,400         223,600
   Reckson Associates ..........................           7,000         147,000
                                                                        --------
                                                                         550,506
                                                                        --------
     TOTAL PREFERRED STOCK
       (Cost $884,952) .........................                         741,506
                                                                        --------

                                                            PAR
                                                           (000)
                                                           -------
CORPORATE BONDS--35.7%
BANKS AND SAVINGS & LOANS--4.0%
   BB&T Corp. Subordinated Notes
     (A3, BBB+)
     7.250% 06/15/07 .................................      $   150      159,000
   Old Kent Financial Corp.
     Subordinated Notes (Baa1, A-)
     6.625% 11/15/05 .................................          110      113,850
   Riggs National Corp. Debentures
     (Ba1, BB-)
     9.650% 06/15/09 .................................          120      137,700
   Sovereign Bancorp Subordinated
     Notes (N/R, BB+)
     8.000% 03/15/03 .................................          100      105,750
   Sovereign Capital Trust I Company
     Guarantee Notes (N/A, N/A)
     9.000% 04/01/27 .................................          100      115,500
                                                                         -------
                                                                         631,800
                                                                         -------
ELECTRIC UTILITIES--4.6%
   CMS Energy Corp. Senior Notes
     (Ba3, BB)
     7.375% 11/15/00 .................................          145      148,316
   Consumers Energy Company
     (Baa3, BBB+)
     6.375% 09/15/03 .................................          200      202,500

                                                              PAR
                                                             (000)       VALUE
                                                            -------    ---------
ELECTRIC UTILITIES--(CONTINUED)
   Niagara Mohawk Power Series G
     Senior Notes (Ba3, BB-)
     7.750% 10/01/08 .............................          $ 150     $  153,750
   Ohio Edison (Baa2, BBB-)
     8.250% 04/01/02 .............................            210        225,487
                                                                      ----------
                                                                         730,053
                                                                      ----------
FINANCIAL SERVICES--7.5%
   Bank Boston NA Subordinated
     Notes (A2, A-)
     7.375% 09/15/06 .............................            120        130,050
   Equitable Companies Inc. (A2, A)
     7.000% 04/01/28 .............................             75         78,562
   Equitable Companies, Inc.
     Senior Notes (A2, A)
     9.000% 12/15/04 .............................             80         93,000
   Ford Motor Credit Corp. Senior
     Unsubordinated Notes (A1, A)
     7.200% 06/15/07 .............................            150        162,937
   Lehman Brothers, Inc. Senior
     Subordinated Notes (Baa1, A)
     7.625% 06/01/06 .............................            125        137,031
   NationsBank Corp. Subordinated
     Notes (A1, A)
     6.375% 02/15/08 .............................            125        126,250
   Riggs Capital Trust (Baa3, BB-)
     8.625% 12/31/26 .............................             90         98,663
   Security Capital U.S. Realty Bonds
     (NA, NA)
     2.000% 05/22/03 .............................            170        130,050
   Travelers Capital III Company
     Guarantee Notes (Aa3, A+)
     7.625% 12/01/36 .............................            100        113,000
   Zions Institutional Capital Trust Co.
     Guarantee Notes, Series A (A3, BBB-)
     8.536% 12/15/26 .............................            100        112,375
                                                                      ----------
                                                                       1,181,918
                                                                      ----------
FOREIGN GOVERNMENT BONDS--2.5%
   Hydro-Quebec Government
     Guarantee Yankee Notes (A2, A+)
     8.625% 06/15/29 .............................            100        122,125

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1998

                                                              PAR
                                                             (000)       VALUE
                                                            -------    ---------
FOREIGN GOVERNMENT BONDS--(CONTINUED)
   Panama (Republic Of) Notes (Ba1, BB+)
     7.875% 02/13/02 .............................       $    300       $271,125
                                                                        --------
                                                                         393,250
                                                                        --------
INDUSTRIAL GOODS & MATERIALS--15.0%
   Adaptec, Inc. Subordinated Notes
     (B1, BB-)
     4.750% 02/01/04 .............................            260        199,875
   Agco Corp. Senior Subordinated
     Notes (Ba1, BB+)
     8.500% 03/15/06 .............................             20         19,575
   D.R. Horton, Inc. Senior Notes
     (Ba2, BB)
     8.375% 06/15/04 .............................             35         34,606
   Fred Meyer, Inc. Company
     Guarantee Notes (Ba2, BB+)
     7.375% 03/01/05 .............................            100        100,625
   HMT Technology Corp. Subordinated
     Notes (B3, B-)
     5.750% 01/15/04 .............................            300        207,000
   Jones Intercable, Inc. Senior Notes
     (Ba2, BB)
     9.625% 03/15/02 .............................            100        107,000
   Lenfest Communications, Inc.
     Senior Notes (Ba3, BB+)
     8.375% 11/01/05 .............................            100        104,625
   Louis Dreyfus Natural Gas Senior
     Subordinated Notes (Ba3, BB+)
     9.250% 06/15/04 .............................            100        111,500
   News America Holdings Debentures
     (Baa3, BBB-)
     8.875% 04/26/23 .............................             45         53,550
   Northrop-Gruman Corp. Notes
     (Baa3, BBB-)
     7.000% 03/01/06 .............................            115        119,169
   Philip Morris Co., Inc. Notes (A2, A)
     6.800% 12/01/03 .............................            150        156,000
   Southdown, Inc. Senior Subordinated
     Notes, Series B (Ba2, BB-)
     10.000% 03/01/06 ............................            100        108,625
   TCI Communications, Inc.
     Senior Notes (Ba1, BBB-)
     8.650% 09/15/04 .............................             50         56,625

                                                              PAR
                                                             (000)       VALUE
                                                            -------    ---------
INDUSTRIAL GOODS & MATERIALS--(CONTINUED)
   Tele-Communications, Inc.
     Debentures (Ba1, BBB-)
     9.800% 02/01/12 .............................           $125     $  162,969
   Tenet Healthcare Corp. Senior Notes
     (Ba1, BB)
     8.625% 12/01/03 .............................            175        179,375
   TKR Cable, Inc. Debentures
     (Ba3, BBB-)
     10.500% 10/30/07 ............................             25         27,406
   Unisys Corp. Senior Notes (Ba3, B+)
     11.750% 10/15/04 ............................            225        257,906
   Unisys Corp. Senior Notes, Series B
     (B1, B+)
    12.000% 04/15/03 .............................            20         22,375
   USA Waste Services, Inc.
     (Baa3, BBB+)
     7.125% 10/01/07 .............................            150        159,375
   USG Corp. Senior Notes (Ba1, BBB)
     9.250% 09/15/01 .............................            105        112,744
   Westpoint Stevens Series 144A
     Senior Notes (Ba3, BB)
     7.875% 06/15/05 .............................             50         48,813
                                                                      ----------
                                                                       2,349,738
                                                                      ----------
TELECOMMUNICATIONS--1.9%
   GTE South, Inc. (A2, AA-)
     6.125% 06/15/07 .............................            150        151,313
   LCI International, Inc. Senior Notes
     (Ba1, BB+)
     7.250% 06/15/07 .............................            150        147,230
                                                                      ----------
                                                                         298,543
                                                                      ----------
U.S. GOVERNMENT BONDS--0.2%
   Fannie Mae (Aaa, NR)
     5.750% 04/15/08 .............................             25         25,237
                                                                      ----------
     TOTAL CORPORATE BONDS
       (Cost $5,690,577) .........................                     5,610,539
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 1998

                                                              PAR
                                                             (000)       VALUE
                                                            -------    ---------
AGENCY OBLIGATIONS--47.9%
FEDERAL NATIONAL MORTGAGE ASSOCIATION--11.2%
   FMNA 190945
     6.000% 05/01/24 ...............................          $418    $  411,285
   FNMA 251499
     7.000% 02/01/28 ...............................           376       382,654
   FNMA 251967
     6.500% 08/01/28 ...............................            85        85,398
   FNMA 281054
     6.500% 04/01/24 ...............................           399       400,465
   FNMA 411518
     7.500% 10/01/27 ...............................           469       482,438
                                                                      ----------
                                                                       1,762,240
                                                                      ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--36.7%
   GNMA 354662
     6.500% 09/15/08 ...............................           121       122,713
   GNMA 372475
     7.000% 01/15/28 ...............................           387       395,434
   GNMA 376528
     7.000% 05/15/09 ...............................           263       270,242
   GNMA 407234
     6.500% 01/15/13 ...............................            98        99,647
   GNMA 410122
     7.500% 10/15/25 ...............................           295       304,049
   GNMA 433435
     6.500% 02/15/12 ...............................           367       373,938
   GNMA 447928
     6.500% 05/15/28 ...............................            39        39,772
   GNMA 449474
     7.500% 09/15/27 ...............................           109       112,581
   GNMA 450446
     7.000% 12/15/27 ...............................            58        59,633
   GNMA 451439
     7.500% 09/15/27 ...............................           452       465,542
   GNMA 453892
     7.500% 11/15/27 ...............................           251       258,894
   GNMA 454925
     7.000% 12/15/12 ...............................           384       394,913

                                                              PAR
                                                             (000)       VALUE
                                                            -------    ---------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--(CONTINUED)
   GNMA 456970
     6.500% 06/15/28 .................................         $ 94   $   94,574
   GNMA 457737
     6.500% 03/15/13 .................................          122      124,033
   GNMA 460143
     7.000% 04/15/28 .................................          349      356,525
   GNMA 461450
     7.000% 04/15/28 .................................           75       77,125
   GNMA 467736
     6.500% 04/15/28 .................................          326      327,985
   GNMA 468090
     6.500% 07/15/28 .................................           35       35,577
   GNMA 469128
     6.500% 02/15/28 .................................          404      406,626
   GNMA 469129
     7.000% 02/15/28 .................................           98       99,714
   GNMA 471949
     7.000% 06/15/28 .................................          504      515,511
   GNMA 473797
     6.500% 06/15/28 .................................           35       34,850
   GNMA 482119
     6.500% 08/15/28 .................................          101      101,758
   GNMA 780303
     6.500% 02/15/09 .................................          320      325,953
   GNMA 780687
     8.000% 12/15/12 .................................          353      365,911
                                                                      ----------
                                                                       5,763,500
                                                                      ----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $7,455,485) .............................                 7,525,740
                                                                      ----------
ASSET BACKED SECURITIES--0.4%
   MBNA Master Credit Card Trust,
     Series 1995-C, Class A
     6.450% 02/15/08 .................................           60       62,592
                                                                      ----------
     TOTAL ASSET BACKED SECURITIES
       (Cost $61,605) ................................                    62,592
                                                                      ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND

                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                                 AUGUST 31, 1998

                                                           PAR
                                                          (000)        VALUE
                                                         -------     ---------
U.S. TREASURY OBLIGATIONS--10.2%
U.S. TREASURY STRIP--1.4%
   U.S. Treasury Strip
     0.000% 11/15/21 .........................             $790      $   221,798
                                                                     -----------
U.S. TREASURY BONDS--8.8%
   U.S. Treasury Bonds
     7.250% 05/15/16 .........................              340          409,781
     7.125% 02/15/23 .........................              795          971,226
                                                                     -----------
                                                                       1,381,007
                                                                     -----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $1,524,219) .....................                         1,602,805
                                                                     -----------
SHORT-TERM INVESTMENT--0.2%
   Rodney Square Cash Reserve
     5.10% 09/01/98 ..........................               22           22,221
                                                                     -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $22,221) ........................                            22,221
                                                                     -----------
TOTAL INVESTMENTS--99.1%
   (Cost $15,639,059) ........................                        15,565,403
                                                                     -----------
ASSETS IN EXCESS OF
   OTHER LIABILITIES--0.9% ...................                           141,816
                                                                     -----------
NET ASSETS--100.0% ...........................                       $15,707,219
                                                                     ===========

The Moody's Investor Service, Inc. and Standard & Poor's Ratings Group's ratings indicated are the most recent ratings available at August 31, 1998. These ratings have not been audited by the Independent Accountants, and, therefore, are not covered by the Report of Independent Accountants.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1998

                                                              LARGE CAP        MID CAP        MICRO CAP
                                                              VALUE FUND      VALUE FUND      VALUE FUND       BOND FUND
                                                             ------------    ------------    ------------    ------------
ASSETS
   Investments, at value (cost - $68,387,285, $86,812,148,
     $1,589,812 and $15,639,059, respectively) ...........   $ 56,818,860    $ 70,763,473    $  1,236,351    $ 15,565,402
   Receivable for investments sold .......................        652,649       1,174,332          46,486          91,501
   Receivable for Fund shares sold .......................          2,374            --              --              --
   Receivable from investment advisor ....................           --             5,124          19,063          10,931
   Dividends and interest receivable .....................         86,253          56,033             782         171,493
                                                             ------------    ------------    ------------    ------------
     Total assets ........................................     57,560,136      71,998,962       1,302,682      15,839,327
                                                             ------------    ------------    ------------    ------------
LIABILITIES
   Payable for investments purchased .....................        577,412       2,475,084          39,362          90,991
   Payable for Fund share redeemed .......................         11,285           1,878            --              --
   Accrued expenses and other liabilities ................         97,963         125,616          14,892          41,117
                                                             ------------    ------------    ------------    ------------
     Total liabilities ...................................        686,660       2,602,578          54,254         132,108
                                                             ------------    ------------    ------------    ------------
NET ASSETS
   Capital stock, $0.001 par value .......................          5,365           7,372             164           1,558
   Paid-in capital .......................................     66,833,383      87,103,188       1,634,260      15,646,044
   Undistributed net investment income ...................        294,360          45,326            --             7,377
   Accumulated net realized gain/(loss) from investments .      1,308,788      (1,710,827)        (32,763)        125,896
   Net unrealized depreciation on investments ............    (11,568,424)    (16,048,675)       (353,233)        (73,656)
                                                             ------------    ------------    ------------    ------------
     Net assets ..........................................   $ 56,873,476    $ 69,396,384    $  1,248,428    $ 15,707,219
                                                             ============    ============    ============    ============
INSTITUTIONAL CLASS
   Net assets ............................................   $ 50,723,586    $ 67,568,452    $  1,119,567    $ 15,509,128
                                                             ------------    ------------    ------------    ------------
   Shares outstanding ....................................      4,794,078       7,125,702         146,849       1,538,650
                                                             ------------    ------------    ------------    ------------
   Net asset value, offering and redemption
      price per share ....................................         $10.58           $9.48           $7.62          $10.08
                                                             ============    ============    ============    ============
INVESTOR CLASS
   Net assets ............................................   $  6,149,890    $  1,827,932    $    128,634    $    198,090
                                                             ------------    ------------    ------------    ------------
   Shares outstanding ....................................        574,895         194,122          16,857          19,613
                                                             ------------    ------------    ------------    ------------
   Net asset value, offering and redemption
      price per share ....................................         $10.70           $9.42           $7.63          $10.10
                                                             ============    ============    ============    ============

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                             STATEMENT OF OPERATIONS
                      FOR THE PERIOD ENDED AUGUST 31, 1998

                                                              LARGE CAP        MID CAP        MICRO CAP
                                                              VALUE FUND      VALUE FUND      VALUE FUND       BOND FUND
                                                             ------------    ------------    ------------    ------------
INVESTMENT INCOME
   Dividends ..............................................  $    785,884    $    362,961    $      1,575    $     27,974
   Interest ...............................................       117,619          94,962           1,459         542,007
                                                             ------------    ------------       ---------       ---------
                                                                  903,503         457,923           3,034         569,981
                                                             ------------    ------------       ---------       ---------
EXPENSES
   Advisory fees ..........................................       363,116         319,705           3,155          34,418
   Administration fees ....................................       147,199         138,352          12,845          63,083
   Federal and state registration fees ....................        19,545          26,132           4,821          28,000
   Directors ..............................................           562             677             130             505
   Insurance ..............................................           619             534              93             505
   Transfer agent fees and expenses .......................        80,600          74,476          12,374          48,781
   Custodian fees and expenses ............................        43,861          31,597           1,072           4,090
   Printing ...............................................        45,380          35,170           9,300          21,736
   Audit and legal fees ...................................        13,663           4,186             554           3,918
   Distribution fees ......................................         5,603           3,762              54             179
   Other ..................................................         4,554           2,757             315           5,978
                                                             ------------    ------------       ---------       ---------
     Total expenses before waivers and reimbursements .....       724,702         637,348          44,713         211,193
     Less: waivers and reimbursements .....................      (236,283)       (231,002)        (40,745)       (159,388)
                                                             ------------    ------------       ---------       ---------
     Total expenses after waivers and reimbursements ......       488,419         406,346           3,968          51,805
                                                             ------------    ------------       ---------       ---------
   Net investment income/(loss) ...........................       415,084          51,577            (934)        518,176
                                                             ------------    ------------       ---------       ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from investments ..............     1,829,755      (1,636,807)        (32,763)        125,896
   Net change in unrealized depreciation on investments ...   (13,105,142)    (16,102,116)       (353,233)        (73,656)
                                                             ------------    ------------       ---------       ---------
   Net realized and unrealized gain/(loss) from
      investments .........................................   (11,275,387)    (17,738,923)       (385,996)         52,240
                                                             ------------    ------------       ---------       ---------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           $(10,860,303)   $(17,687,346)      $(386,929)      $ 570,416
                                                             ============    ============       =========       =========

--------------
** Commenced operations July 1, 1998.
** Commenced operations December 30, 1997.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                 LARGE CAP VALUE FUND                MID CAP VALUE FUND
                                                          ---------------------------------   ---------------------------------
                                                                             FOR THE PERIOD                     FOR THE PERIOD
                                                              FOR THE       JANUARY 2, 1997*      FOR THE        JUNE 2, 1997*
                                                            YEAR ENDED           THROUGH         YEAR ENDED        THROUGH
                                                          AUGUST 31, 1998   AUGUST 31, 1997   AUGUST 31, 1998   AUGUST 31, 1997
                                                          ---------------   ---------------   ---------------   ---------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income .................................  $    415,084      $    100,151     $     51,577      $      4,850
   Net realized gain/(loss) from investments .............     1,829,756         1,072,821       (1,636,807)           37,984
   Net change in unrealized appreciation/(depreciation)
     on investments ......................................   (13,105,143)        1,536,718      (16,102,116)           53,442
                                                            ------------      ------------     ------------      ------------
   Net increase/(decrease) in net assets resulting
     from operations .....................................   (10,860,303)        2,709,690      (17,687,346)           96,276
                                                            ------------      ------------     ------------      ------------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ............      (216,811)               --          (10,109)               --
   Net investment income Investor shares .................        (4,064)               --             (992)               --
   Net realized capital gains Institutional shares .......    (1,561,759)               --          (92,752)               --
   Net realized capital gains Investor shares ............       (32,030)               --          (19,252)               --
                                                            ------------      ------------     ------------      ------------
   Total dividends and distributions to
     shareholders ........................................    (1,814,664)               --         (123,105)               --
                                                            ------------      ------------     ------------      ------------
INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS ............................    44,262,908        22,575,845       82,858,741         4,251,818
                                                            ------------      ------------     ------------      ------------
   Total increase in net assets ..........................    31,587,941        25,285,535       65,048,290         4,348,094
NET ASSETS
   Beginning of period ...................................    25,285,535                --        4,348,094                --
                                                            ------------      ------------     ------------      ------------
   End of period .........................................  $ 56,873,476      $ 25,285,535     $ 69,396,384      $  4,348,094
                                                            ============      ============     ============      ============

-----------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                                                                                     MICRO CAP VALUE FUND            BOND FUND
                                                                                     --------------------       ------------------
                                                                                        FOR THE PERIOD            FOR THE PERIOD
                                                                                         JULY 1, 1998*          DECEMBER 30, 1997*
                                                                                            THROUGH                   THROUGH
                                                                                        AUGUST 31, 1998           AUGUST 31, 1998
                                                                                        ---------------         ------------------
INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income .......................................................          $       (934)             $    518,176
   Net realized gain/(loss) from investments ...................................               (32,763)                  125,896
   Net change in unrealized depreciation on investments ........................              (353,233)                  (73,656)
                                                                                          ------------              ------------
   Net increase/(decrease) in net assets resulting
     from operations ...........................................................              (386,930)                  570,416
                                                                                          ------------              ------------
LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income Institutional shares ..................................                    --                  (506,561)
   Net investment income Investor shares .......................................                    --                    (4,238)
                                                                                          ------------              ------------
   Total dividends and distributions to
     shareholders ..............................................................                    --                  (510,799)
                                                                                          ------------              ------------
INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS ..................................................             1,635,358                15,647,602
                                                                                          ------------              ------------
   Total increase in net assets ................................................             1,248,428                15,707,219
NET ASSETS
   Beginning of period .........................................................                    --                        --
                                                                                          ------------              ------------
   End of period ...............................................................          $  1,248,428              $ 15,707,219
                                                                                          ============              ============

----------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              FINANCIAL HIGHLIGHTS

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other suppemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                          LARGE CAP VALUE FUND
                                                    ---------------------------------------------------------------------
                                                       FOR THE       FOR THE PERIOD        FOR THE       FOR THE PERIOD
                                                         YEAR        JANUARY 2, 1997*        YEAR        JANUARY 16, 1997*
                                                         ENDED            THROUGH            ENDED            THROUGH
                                                    AUGUST 31, 1998   AUGUST 31, 1997   AUGUST 31, 1998   AUGUST 31, 1997
                                                    ---------------  ----------------   ---------------  ----------------
                                                     INSTITUTIONAL     INSTITUTIONAL       INVESTOR          INVESTOR
                                                         CLASS             CLASS             CLASS             CLASS
                                                    ---------------  ----------------   ---------------  ----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............    $ 12.46           $ 10.00           $ 12.45           $ 10.20
                                                        -------           -------           -------           -------
Net investment income(1) ...........................       0.12              0.05              0.06              0.02
Net realized and unrealized gain/(loss)
   on investments(2) ...............................      (1.31)             2.41             (1.27)             2.23
                                                        -------           -------           -------           -------
Net increase/(decrease) in net assets resulting
   from operations .................................      (1.19)             2.46             (1.21)             2.25
                                                        -------           -------           -------           -------
Dividends to shareholders from:
Net investment income ..............................      (0.08)               --             (0.06)               --
Net realized capital gains .........................      (0.61)               --             (0.48)               --
                                                        -------           -------           -------           -------
Net asset value, end of period .....................    $ 10.58           $ 12.46           $ 10.70           $ 12.45
                                                        =======           =======           =======           =======
Total investment return(3) .........................     (10.23%)           24.60%           (10.28%)           22.06%
                                                        =======           =======           =======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........    $50,724           $24,603           $ 6,150            $  683
Ratio of expenses to average net assets(1)(4) ......       1.00%             1.00%(5)          1.19%             1.11%(5)
Ratio of net investment income to average
   net assets(1) ...................................       0.87%             1.19%(5)          0.68%             0.91%(5)
Portfolio turnover rate ............................     111.68%            67.16%(6)        111.68%            67.16%(6)

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                               MID CAP VALUE FUND
                                                        ---------------------------------------------------------------------
                                                           FOR THE       FOR THE PERIOD        FOR THE       FOR THE PERIOD
                                                             YEAR          JUNE 2, 1997*         YEAR          JUNE 2, 1997*
                                                             ENDED            THROUGH            ENDED           THROUGHT
                                                        AUGUST 31, 1998   AUGUST 31, 1997   AUGUST 31, 1998   AUGUST 31, 1997
                                                        ---------------  ----------------   ---------------   ---------------
                                                         INSTITUTIONAL    INSTITUTIONAL        INVESTOR          INVESTOR
                                                             CLASS             CLASS             CLASS             CLASS
                                                        ---------------  ----------------   ---------------   ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............        $ 11.01          $ 10.00           $ 11.01           $ 10.00
                                                            -------          -------           -------           -------
Net investment income(1) ...........................           0.01             0.01              0.01              0.01
Net realized and unrealized gain/(loss)
   on investments(2) ...............................          (1.39)            1.00             (1.38)             1.00
                                                            -------          -------           -------           -------
Net increase/(decrease) in net assets resulting
   from operations .................................          (1.38)            1.01             (1.37)             1.01
                                                            -------          -------           -------           -------
Dividends to shareholders from:
Net investment income ..............................          (0.01)              --             (0.01)               --
Net realized capital gains .........................          (0.14)              --             (0.21)               --
                                                            -------          -------           -------           -------
Net asset value, end of period .....................         $ 9.48          $ 11.01            $ 9.42           $ 11.01
                                                            =======          =======            ======           =======
Total investment return(3) .........................         (12.73%)          10.10%           (12.77%)           10.10%
                                                            =======          =======            ======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........        $67,568          $ 3,750           $ 1,828            $  598
Ratio of expenses to average net assets(1)(4) ......           1.00%            1.00%(5)          1.15%             1.10%(5)
Ratio of net investment income to average
   net assets(1) ...................................           0.13%            1.08%(5)         (0.02)%            0.61%(5)
Portfolio turnover rate ............................         167.86%           21.80%(6)        167.86%            21.80%(6)

--------------
 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the respective periods.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1997 and August 31, 1998, respectively, would have been 2.64% and 1.49% for the Large Cap Value Fund Institutional Class, 3.05% and 1.74% for the Large Cap Value Fund Investor Class, 12.37% and 1.57% for the Mid Cap Value Fund Institutional Class, 12.62% and 1.82% for the Mid Cap Value Fund Investor Class, respectively.
(5)  Annualized.
(6)  Not annualized.

    The accompanying notes are an integral part of the financial statements.

                                     28-29

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other suppemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                               MICRO CAP VALUE FUND                         BOND FUND
                                                        ----------------------------------   ---------------------------------------
                                                        FOR THE PERIOD     FOR THE PERIOD      FOR THE PERIOD       FOR THE PERIOD
                                                         JULY 1, 1998*      JULY 1, 1998*    DECEMBER 30, 1997*   DECEMBER 30, 1997*
                                                            THROUGH            THROUGH             THROUGH              THROUGH
                                                        AUGUST 31, 1998    AUGUST 31, 1998     AUGUST 31, 1998      AUGUST 31, 1998
                                                        ---------------    ---------------   ------------------   ------------------
                                                         INSTITUTIONAL        INVESTOR          INSTITUTIONAL          INVESTOR
                                                             CLASS              CLASS               CLASS                CLASS
                                                        ---------------    ---------------   ------------------   ------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...................    $ 10.00            $ 10.00              $ 10.00             $ 10.00
                                                            -------            -------              -------             -------
Net investment income/(loss)(1) ........................      (0.01)             (0.01)                0.78                0.62
Net realized and unrealized loss on investments(2) .....      (2.37)             (2.36)               (0.31)              (0.16)
                                                            -------            -------              -------             -------
Net decrease in net assets resulting from operations ...      (2.38)             (2.37)                0.47                0.46
                                                            -------            -------              -------             -------
Dividends to shareholders from:
Net investment income ..................................         --                 --                (0.39)              (0.36)
Net realized capital gains .............................         --                 --                   --                  --
                                                            -------            -------              -------             -------
Net asset value, end of period .........................    $  7.62            $  7.63              $ 10.08             $ 10.10
                                                            =======            =======              =======             =======
Total investment return(3)(7) ..........................     (23.80%)           (23.70%)               4.79%               4.63%
                                                            =======            =======              =======             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..............    $ 1,120            $   129              $15,509              $  198
Ratio of expenses to average net assets(1)(4)(5) .......       1.55%              1.80%                0.60%               0.85%
Ratio of net investment loss to average
   net assets(1)(5) ....................................      (0.34)%            (0.66)%               6.06%               5.83%
Portfolio turnover rate(6) .............................      11.97%             11.97%               45.27%              45.27%

 *   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1)  Reflects waivers and reimbursements.
(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 17.69% and 17.94% for the Micro Cap Value Fund Institutional Class and Investor Class, respectively. The ratio of expenses to average net assets annualized for the period ended August 31, 1998 would have been 2.47% and 2.72% for the Bond Fund Institutional Class and Investor Class, respectively.
(5)  Annualized.
(6)  Not annualized.
(7)  Redemption fee of 1.00% is not reflected in total return calculations.


    The accompanying notes are an integral part of the financial statements.

                                      30-31

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has twenty-three investment portfolios, including Boston Partners Large Cap Value Fund ("Large Cap Fund"), Boston Partners Mid Cap Value Fund ( "Mid Cap Fund"), Boston Partners Micro Cap Value Fund ( "Micro Cap Fund") and Boston Partners Bond Fund ("Bond Fund") (each a "Fund", collectively the "Funds"). As of the date hereof,the Large Cap Fund offers three classes of shares, Institutional Class, Investor Class and Advisor Class. The Mid Cap Fund, the Micro Cap Fund and the Bond Fund each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 16.27 billion are currently classified into ninety-seven classes. Each class represents an interest in one of twenty-six investment portfolios of RBB. The classes have been grouped into fifteen separate "families," nine of which have begun investment operations. The Boston Partners Family of Funds includes the Large Cap Fund, which commenced investment operations on January 2, 1997, the Mid Cap Fund, which commenced investment operations on June 2, 1997, the Micro Cap Fund, which commenced investment operations on July 1, 1998 and the Bond Fund, which commenced investment operations on December 30, 1997.

     PORTFOLIO VALUATION -- The net asset value of each Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. The preparation of financial statements requires the use of estimates by management. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     REPURCHASE AGREEMENTS -- The Funds have agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers which Boston Partners Asset Management, L.P. (the Funds' investment adviser or "Boston Partners") considers creditworthy pursuant to criteria approved by RBB's Board of Directors. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' net investment income (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Dividends from net investment income of the Bond Fund are declared and paid monthly. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Funds' intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes.

2.  TRANSACTIONS  WITH  AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P. serves as the Funds' investment adviser. For its advisory services, Boston Partners is entitled to receive, 0.75% of the Large Cap Fund's average daily net assets, 0.80% of the Mid Cap Fund's average daily net assets, 1.25% of the Micro Cap Fund's average daily net assets, and 0.40% of the Bond Fund's average daily net assets, each computed daily and payable quarterly.

     The adviser has voluntarily agreed to limit the Large Cap Fund and the Mid Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.00% of the Large Cap Fund and the Mid Cap Funds' average daily net assets. The adviser has voluntarily agreed to limit the Micro Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 1.55% of the Micro Cap Fund's average daily net assets. The adviser has voluntarily agreed to limit the Bond Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 0.60% of the Bond Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the year ended August 31, 1998, (unless otherwise indicated) investment advisory fees, waivers and reimbursements of expenses were as follows:

                           GROSS                        NET
                         ADVISORY                     ADVISORY     EXPENSE FUND
FUND                       FEES          WAIVER         FEES       REIMBURSEMENT
----                     --------      ----------     --------     -------------
Large Cap Value Fund     $363,116      $(112,482)     $250,634            --
Mid Cap Value Fund        319,705        (84,082)      235,623      $(30,520)
Micro Cap Value Fund*       3,155         (3,155)           --       (19,063)
Bond Fund**                34,418        (34,418)           --       (54,244)

 *  Commenced investment operations on July 1, 1998.
**  Commenced investment operations on December 30, 1997.

     The Funds will not pay Boston Partners at a later time for any amounts they may waive or any amounts which Boston Partners has assumed.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, National Association, serves as administrator for the Funds. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets.

     For the year ended August 31, 1998, (unless otherwise indicated) PFPC, at their discretion, voluntarily agreed to waive a portion of their administration fees for the Funds. For the year ended August 31, 1998, (unless otherwise indicated) PFPC's administration fees and related waivers were as follows:

                             PFPC GROSS          PFPC          NET PFPC
FUND                     ADMINISTRATION FEES    WAIVERS   ADMINISTRATION FEES
----                     -------------------   ---------  -------------------
Large Cap Value Fund           $77,934         $(22,142)        $55,792
Mid Cap Value Fund              80,005          (22,352)         57,653
Micro Cap Value Fund*           12,500           (6,250)          6,250
Bond Fund**                     50,403          (25,202)         25,201

 * Commenced investment operations on July 1, 1998.
** Commenced investment operations on December 30, 1997.

     In addition, PFPC serves as the Funds' transfer and disbursing agent. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for the Funds. For the year ended August 31, 1998, (unless otherwise indicated) transfer agency fees and waivers were as follows:

                                 GROSS TRANSFER                   NET TRANSFER
FUND                               AGENCY FEES       WAIVERS       AGENCY FEES
----                             --------------     --------      ------------
Large Cap Value Fund                 $80,599        $(48,000)        $32,599
Mid Cap Value Fund                    74,476         (48,000)         26,476
Micro Cap Value Fund*                 12,372         (12,000)            372
Bond Fund**                           48,782         (36,000)         12,782

 * Commenced investment operations on July 1, 1998.
** Commended investment operations on December 30, 1997.

     Provident Distributors, Inc. ("PDI"), provides certain administrative services to the Funds. Prior to May 29, 1998 Counsellors Funds Services, Inc., a wholly owned subsidiary of Warburg Pincus Counsellors, Inc. provided these services. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Funds' average daily net assets. Additionally, PDI receives a fee at an annual rate of .25% of the average daily net assets of each Funds' Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

     For the year ended August 31, 1998 (unless otherwise indicated), PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Funds. For the year ended August 31, 1998 (unless otherwise indicated), administrative services fees and waivers were as follows:

                         GROSS ADMINISTRATIVE                 NET ADMINISTRATIVE
FUND                         SERVICE FEES         WAIVERS        SERVICE FEES
----                     --------------------     ---------   ------------------
Large Cap Value Fund            $69,265           $(52,320)         $16,945
Mid Cap Value Fund               58,347            (44,606)          13,741
Micro Cap Value Fund*               346               (277)              69
Bond Fund**                      12,679             (9,524)           3,155

 *  Commenced investment operations on July 1, 1998.
**  Commenced investment operations on December 30, 1997.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

3.   INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities owned at August 31, 1998 were $67,870,714, $86,931,074, $1,590,112 and 15,639,058, respectively, for the Large Cap Value Fund, the Mid Cap Value Fund, the Micro Cap Value Fund and the Bond Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                               NET APPRECIATION/
FUND                       APPRECIATION      DEPRECIATION       (DEPRECIATION)
----                       ------------      ------------      -----------------
Large Cap Value Fund         $630,303        $(11,682,157)        $(11,051,854)
Mid Cap Value Fund            424,660         (16,592,262)         (16,167,602)
Micro Cap Value Fund            3,277            (357,038)            (353,761)
Bond Fund                     211,165            (284,821)             (73,656)

     For the year ended August 31, 1998 (unless otherwise indicated), aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                      PURCHASES         SALES
----                                    ------------     -----------
Large Cap Value Fund                    $ 94,661,688     $52,602,277
Mid Cap Value Fund                       147,789,408      64,405,259
Micro Cap Value Fund                       1,779,831         163,462
Bond Fund                                 21,384,325       5,882,927

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 1998 the Funds each have 50,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:

                                                          LARGE CAP VALUE FUND
                   -------------------------------------------------------------------------------------------------
                           FOR THE              FOR THE PERIOD              FOR THE              FOR THE PERIOD
                         YEAR ENDED            JANUARY 2, 1997*           YEAR ENDED            JANUARY 16, 1997*
                       AUGUST 31, 1998      THROUGH AUGUST 31, 1997     AUGUST 31, 1998      THROUGH AUGUST 31, 1997
                   -----------------------  -----------------------    -------------------   -----------------------
                                  INSTITUTIONAL CLASS                                 INVESTOR CLASS
                   ------------------------------------------------    ---------------------------------------------
                     SHARES      VALUE        SHARES       VALUE       SHARES       VALUE       SHARES       VALUE
                   ---------   -----------   ---------  -----------    -------  -----------      ------     --------
Sales ............ 3,041,088   $40,050,134   2,039,851  $22,696,509    619,068  $ 8,408,773      54,832     $645,780
Repurchases ......  (366,654)   (4,685,359)    (65,817)    (766,445)  (101,913)  (1,312,572)         --           --
Reinvestments ....   145,610     1,766,251          --           --      2,908       35,680          --           --
                   ---------   -----------   ---------  -----------    -------  -----------      ------     --------
Net Increase ..... 2,820,044   $37,131,026   1,974,034  $21,930,064    520,063  $ 7,131,881      54,832     $645,780
                   =========   ===========   =========  ===========    =======  ===========      ======     ========

* Commencement of operations

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                                                           MID CAP VALUE FUND
                   -------------------------------------------------------------------------------------------------
                           FOR THE              FOR THE PERIOD               FOR THE             FOR THE PERIOD
                         YEAR ENDED              JUNE 2, 1997*             YEAR ENDED             JUNE 2, 1997*
                       AUGUST 31, 1998      THROUGH AUGUST 31, 1997      AUGUST 31, 1998     THROUGH AUGUST 31, 1997
                   -----------------------  -----------------------    -------------------   -----------------------
                                  INSTITUTIONAL CLASS                                 INVESTOR CLASS
                   ------------------------------------------------    ---------------------------------------------
                     SHARES      VALUE        SHARES       VALUE       SHARES       VALUE       SHARES       VALUE
                   ---------   -----------   ---------  -----------    -------  -----------      ------     --------
Sales ............ 7,123,576   $85,121,556     340,455  $ 3,678,511    189,066   $2,285,116      55,944     $591,595
Repurchases ......  (347,553)   (4,063,621)         --           --    (51,049)    (607,185)     (1,636)     (18,289)
Reinvestments ....     9,224       102,668          --           --      1,797       19,870          --           --
                   ---------   -----------     -------  -----------    -------  -----------      ------     --------
Net Increase ..... 6,785,247   $81,160,603     340,455  $ 3,678,511    139,814   $1,697,801      54,308     $573,306
                   =========   ===========     =======  ===========    =======  ===========      ======     ========

* Commencement of operations

                                  MICRO CAP VALUE FUND
                      ---------------------------------------------
                        FOR THE PERIOD            FOR THE PERIOD
                         JULY 1, 1998*             JULY 1, 1998*
                            THROUGH                   THROUGH
                        AUGUST 31, 1998           AUGUST 31, 1998
                      --------------------      -------------------
                      INSTITUTIONAL CLASS         INVESTOR CLASS
                      --------------------      -------------------
                       SHARES      VALUE        SHARES      VALUE
                      -------   ----------      ------     --------
Sales ..............  146,905   $1,468,400      16,857     $167,453
Repurchases ........      (56)        (500)         --           --
                      -------   ----------      ------     --------
Net Increase .......  146,849   $1,467,900      16,857     $167,453
                      =======   ==========      ======     ========
-------------
* Commencement of operations

                                                BOND FUND
                             ----------------------------------------------
                                FOR THE PERIOD            FOR THE PERIOD
                              DECEMBER 30, 1997*        DECEMBER 30, 1997*
                                    THROUGH                   THROUGH
                                AUGUST 31, 1998           AUGUST 31, 1998
                             ----------------------    --------------------
                              INSTITUTIONAL CLASS         INVESTOR CLASS
                             ----------------------    --------------------
                              SHARES       VALUE       SHARES       VALUE
                             ---------  -----------    ------      --------
Sales .....................  1,981,162  $19,941,980    18,299      $195,000
Repurchases ...............   (492,757)  (5,000,000)       (5)          (47)
Reinvestments .............     50,245      506,561     1,319         4,108
                             ---------  -----------    ------      --------
Net Increase ..............  1,538,650  $15,448,541    19,613      $199,061
                             =========  ===========    ======      ========
-----------------
* Commencement of operations

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

     There is a 1.00% redemption fee on shares redeemed, which have been held 365 days or less on the Micro Cap Value Fund. For the period July 1, 1998 (commencement of investment operations) through August 31, 1998, these fees amounted to $5. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders.

     On August 31, 1998 four shareholders held approximately 39% of the outstanding shares of the Large Cap Value Fund Institutional Class, one shareholder held approximately 5% of the outstanding shares of the Mid Cap Value Investor Class, four shareholders held approximately 100% of the outstanding shares of the Bond Fund Institutional Class, one shareholder held approximately 15% of the Bond Fund Investor Class, four shareholders held approximately 88% of the outstanding shares of the Micro Cap Value Fund Institutional Class and one shareholder held approximately 61% of the outstanding shares of the Micro Cap Value Investor Class.

5.   CAPITAL LOSS CARRYOVER

     At August 31, 1998, Capital loss carryovers were available to offset future realized gains as follows: $1,534,804 in the Mid Cap Value Fund which expires in 2006 and $32,463 in the Micro Cap Value Fund which expires in 2006.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The RBB Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolio of investments, of the Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston Partners Micro Cap Value Fund and Boston Partners Bond Fund of The RBB Fund, Inc. (the "Fund"), and the related statements of operations and changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Boston Partners Large Cap Value Fund, Boston Partners Mid Cap Value Fund, Boston
Partners Micro Cap Value Fund and Boston Partners Bond Fund of The RBB Fund, Inc. at August 31, 1998, the results of their operations for the year (or period) then ended, their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania

October 2, 1998

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS

                              LARGE CAP VALUE FUND
                               MID CAP VALUE FUND

                              MICRO CAP VALUE FUND
                                    BOND FUND

                     SHAREHOLDER TAX INFORMATION (UNAUDITED)

Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end (August 31, 1998) as to the U.S. federal tax status of distributions received by each Fund's shareholders in respect of such fiscal year.During the fiscal year ended August 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                                                    ORDINARY INCOME             SHORT-TERM GAINS
                                              ------------------------     -------------------------
                                              INSTITUTIONAL   INVESTOR     INSTITUTIONAL    INVESTOR
FUND                                              CLASS         CLASS          CLASS          CLASS
----                                          -------------   --------     -------------    --------
Boston Partners Large Cap Value Fund .......      $0.08         $0.06          $0.61           $0.48
Boston Partners Mid Cap Value Fund .........       0.01          0.01           0.14            0.21
Boston Partners Micro Cap Fund .............         --            --             --              --
Boston Partners Bond Fund ..................       0.39          0.36             --              --

The percentage of total ordinary income dividends from the Large Cap Value Fund and Mid Cap Value Fund qualifying for the corporate dividends received deduction for each Fund is 100%.

These amounts were reported to shareholders as income in 1997. Because each Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate,Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

INVESTMENT ADVISOR
Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA 19428-2961

CUSTODIAN
PNC Bank, N.A.
200 Stevens Drive
Lester, PA 19113

TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS
PriceWaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

COUNSEL
Drinker Biddle & Reath
1345 Chestnut Street
Philadelphia, PA 19107

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.